                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PENDARIES PETROLEUM LTD.
--------------------------------------------------------------------------------

               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           PENDARIES PETROLEUM LTD.
                          8 Greenway Plaza, Suite 910
                             Houston, Texas 77046

                   Notice of Annual Meeting of Shareholders
                         to be held on April 14, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the shareholders of Pendaries Petroleum Ltd. ("Pendaries" or the "Company") will be held in The Houston City Club, Nine Greenway Plaza, Houston, Texas, on Friday, the 14th day of April, 2000 at 9:00 o'clock in the morning (Houston time) for the following purposes:

1. To receive the financial statements of the Company for the year ended December 31, 1999, together with the auditors' report thereon;

2.   To elect the board of directors of the Company;

3. To reappoint Arthur Andersen LLP as the independent auditor of the Company for the fiscal year ending December 31, 2000 and to authorize the directors to fix the auditors' remuneration; and

4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The specific details of the matters proposed to be put before the Meeting are set forth in the Proxy Statement accompanying and forming part of this Notice.

     Shareholders of Pendaries are requested to date and sign the enclosed Proxy even if you plan to attend the meeting and to mail it to or deposit with the Company's transfer agent, CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9. In order to be valid and acted upon at the Meeting, forms of proxy must be received at the aforesaid address by 9:00 o'clock in the morning on April 12, 2000.

          The Board of Directors of Pendaries has fixed the record date for the Meeting at the close of business on March 3, 2000 (the "Record Date"). Only shareholders of Pendaries of record as at that date are entitled to receive notice of the Meeting. Shareholders of record will be entitled to vote those shares owned by them as of the Record Date.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Philip R. Henry
                                   Philip R. Henry
                                   Corporate Secretary


March 10, 2000

                           PENDARIES PETROLEUM LTD.
                          8 Greenway Plaza, Suite 910
                             Houston, Texas 77046

                                Proxy Statement

                        Annual Meeting of Shareholders
                     to be held on Friday, April 14, 2000

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by management of Pendaries Petroleum Ltd. ("Pendaries" or the "Company") to be used at the Company's Annual Meeting of Shareholders (the "Meeting") to be held at the time and place and for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The approximate date of mailing of this Proxy statement and the accompanying instrument of proxy is March 10, 2000. The costs of such solicitation will be borne by the Company. The solicitation will be primarily by mail. Directors, officers and regular employees of the Company may also solicit proxies without additional compensation by telephone, facsimile, or in person.

     The persons specified in the enclosed form of proxy are directors and officers of the Company. Each shareholder has the right to appoint a person (who need not be a shareholder) other than the persons designated in the enclosed form of proxy to attend and act for the shareholder and on the shareholder's behalf at the Meeting or any adjournment thereof. This right may be exercised by inserting the name of the shareholder's nominee in the space provided, or by completing another appropriate form of proxy. In either case, the proxy form should be dated and must be executed by the shareholder, or his or her attorney authorized in writing, and returned to the Company's transfer agent CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, at least 48 hours prior to the time of the Meeting or any adjournment thereof.

                 VOTING BY PROXIES AND EXERCISE OF DISCRETION

     The common shares (the "Shares") of the Company represented by proxies in favor of Management will be voted or withheld from voting by the persons named in the form of proxy in accordance with the directions of the shareholder appointing them. In the absence of any direction to the contrary, it is intended that the Shares represented by proxies in favor of management will be voted: (A) FOR the resolution, if proposed at the Meeting, permitting two or more director nominees to be elected by a single resolution and vote; (B) FOR the election of the directors nominated as set forth below; and (C) FOR the reappointment of the auditors; all as described in this Proxy Statement. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to matters not specifically mentioned in the Notice of Annual Meeting but which may properly come before the Meeting or any adjournment thereof. Management knows of no such amendments, variations or other matter to come before the Meeting other than the matters referred to in the Notice of Annual Meeting and routine matters incidental to the conduct of the Meeting. If any further or other matter is properly brought before the Meeting, the persons designated in the enclosed form of proxy will vote thereon in their discretion pursuant to the discretionary authority conferred by such proxy with respect to such matter.

                            REVOCABILITY OF PROXIES

     A proxy may be revoked, as to any motion on which a vote has not already been cast pursuant to the authority conferred by it, by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by any officer or attorney thereof duly authorized, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, or in any other manner permitted by law.

                           VOTING SHARES AND QUORUM

     The holders of record of Shares as at the close of business on March 3, 2000 (the "Record Date") are entitled to receive notice of the Meeting and will be entitled to vote at the Meeting, except that a transferee of such Shares acquired after the Record Date shall be entitled to vote the transferred Shares at the Meeting if the transferee produces properly endorsed certificates for such Shares or otherwise establishes that the transferee owns such Shares and demands by written request, delivered to the Company at its executive office, 8 Greenway Plaza, Suite 910, Houston, Texas 77046, no later than ten days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting. Abstentions are included in the determination of the number of Shares present and voting and are counted as abstentions in tabulating the votes cast on nominations or proposals presented to shareholders. Broker non-votes are not included in the determination of the number of Shares present and voting or as a vote with respect to such nominations or proposals.

     On the Record Date there were 8,879,470 Shares issued and outstanding. A majority of such Shares present in person, or represented by proxy, is necessary to constitute a quorum. Each Share entitles the holder thereof to one vote. Provided a quorum is present, the election of each director and the appointment of the auditors each require the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote thereon. For information concerning beneficial ownership of the Shares by (i) any shareholders known to the Company to beneficially own more than 5% of the issued and outstanding Shares, and (ii) all executive officers and directors individually and as a group, refer to the "Principal Shareholders" information on page 12.

ITEM A: ELECTION OF DIRECTORS

     Directors elected at the Meeting will serve until the next annual meeting of shareholders or, subject to the Company's by-laws and to applicable laws, until their successors are elected or appointed. It is the intention of the persons named in the enclosed form of proxy, unless instructed otherwise, to vote FOR the election of each proposed nominee listed below as a director.

     The Company's governing statute, the Business Corporations Act (New Brunswick) (the "Act"), provides for cumulative voting for the election of directors such that each shareholder entitled to vote for the election of directors has the right to cast a number of votes equal to the number of votes attached to the Shares held by such shareholder multiplied by the number of directors to be elected, and may cast all such votes in favor of one candidate or distribute them among the candidates in any manner. For this proxy, the shareholder will cast the number of votes equal to the number of Shares held by the shareholder multiplied by six. The distribution of votes among the nominees shall be designated on the proxy instrument. A vote in favor of the election of more than one nominee without an indication as to how the votes are to be distributed among the nominees shall mean that the votes are to be distributed equally among all nominees voted for by the shareholder. If no specification is made for any nominee, it shall mean that the proxy nominees are instructed to vote FOR all of the nominees with the votes distributed equally among all nominees. There is no condition precedent to exercise the right to vote cumulatively. The Act further provides that a separate vote of shareholders shall be taken with respect to each proposed director unless a resolution is passed unanimously permitting two or more persons to be elected by a single resolution. It is expected that at the Meeting a motion will be made in favor of such a resolution in order to permit the election of all six directors by way of a single resolution.

     Management does not expect that any of the proposed nominees will be unable to serve as a director. However, if any of the proposed nominees are for any reason unable to serve as a director, the persons named in the enclosed form of proxy will use their discretion in voting for an alternative nominee.

     Consistent with the Company's stated objective of reducing general and administrative costs, the size of the board of directors was reduced at the 1999 Annual and Special Meeting from ten directors to six directors. The following table indicates the names of the nominees, their present principal occupations or employment, all other positions and offices with the Company now held by them, if any, and the period or periods during which they have served as directors and the number of Shares beneficially owned, or over which control or discretion is exercised, by them.

                        NOMINEES FOR BOARD OF DIRECTORS

        Name and                       Principal Occupation            Director
Municipality of Residence                  and Business                 Since            Age
-------------------------            --------------------------        -------           ---
       Directors
       ---------

       Robert E. Rigney/(1)(4)/      Chairman and Chief Executive        1996            68
       Houston, Texas                Officer of the Company

       Ben F. Barnes/(2)/            Businessman                      June 1999/(5)/     61
       Austin, Texas

       Paul H. Farrar/(1)(2)(3)(4)/  Chairman, Adelaide Capital          1996            65
       Toronto, Ontario              Corporation

       Bobby J. Fogle/(3)/           Vice-President, Finance             1997            54
       Houston, Texas                of the Company

       Shingyi Ho                    Vice-President of the Company       1996            53
       Beijing, China

       James C. Roe/(1)(2)(3)(4)/    Businessman                         1996            70
       Sugar Land, Texas

(1)    Member of Compensation Committee.
(2)    Member of Audit Committee.
(3)    Member of Finance Committee.
(4)    Member of Corporate Governance Committee.
(5) Mr. Barnes has served as a director of Sino-American Energy Corporation since its inception in 1996.

The Company does not have an executive committee of the Board of Directors.

                           DIRECTORS OF THE COMPANY

     Information as to the names, ages, positions and offices with Pendaries and its subsidiary, Sino-American Energy Corporation ("Sino-American"), terms of office, periods of service, business experience during the past five years and certain other directorships held by each current director of Pendaries is set forth below:

     Robert E. Rigney, 68, is Chairman, Chief Executive Officer and a Director of the Company and Sino-American since its inception in 1996, and prior thereto, of Setsco, since its inception in 1994. Mr. Rigney has been a diplomat, oil company executive and consultant in Asia for over 21 years. Mr. Rigney has been responsible for obtaining oil concessions in China, Indonesia and other Asian countries. He has also assisted various Chinese oil and gas enterprises to train their employees in the use of Western oil and gas technology and applications.

     Ben F. Barnes, 61, has been a Director of the Company since 1999 and has been a Director of Sino-American since 1996. Mr. Barnes has been active in politics in Texas for more than thirty years. Since 1973, Mr. Barnes has been employed as a business consultant working with organizations such as MARTA Technologies (dealing in energy and environmental technology), and Ranger Insurance. He served as Lieutenant Governor of Texas from 1969 to 1973.

     Paul H. Farrar, 65, has been a Director of the Company since 1996. Since 1994 he has served as Chairman of Adelaide Capital Corporation, a finance services corporation, and currently serves as a director of AFC Enterprises and Anchor Glass Container Corp in the U.S. and serves as director and Chairman of Canadian Airlines Corporation as well as a director of Consumers Packaging Inc. in Canada. Mr. Farrar was a Senior Vice-President of a Canadian chartered bank prior to 1994.

     Bobby J. Fogle, 54, serves as Director and Vice-President, Finance of the Company, and Director and Chief Financial Officer of Sino-American. Prior to joining Sino-American in 1996, Mr. Fogle was employed by The Keplinger Companies, Inc. from 1976 to 1996 in various capacities including controller, vice-president, treasurer, executive vice-president and director.

     Shingyi Ho, 53, has been Vice-President and a Director of the Company and Sino-American since 1996. Prior to 1996 Mr. Ho worked for the predecessor company, Setsco, for two years. Mr. Ho is the Company's senior executive in its Beijing office and is the principal liaison with the Chinese ministries, governmental authorities and agencies. He has worked for more than 16 years in the energy business in China representing a variety of western companies such as Input-Output, Kerr-McGee, Valero Energy and Landmark Graphics.

     James C. Roe, 70, has been a Director of the Company and Sino-American since 1996. Mr. Roe was Vice-President/Owner of Delta-X Corporation from 1973 until the sale of that corporation in February of 1997. Delta-X is engaged in the design, manufacture, and sale of high technology automation systems used in oil producing operations. Mr. Roe has spent his entire career in various sales and management positions in the oil services industry prior to joining Delta-X Corporation in 1973.

               REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Statement of Executive Compensation

     All compensation amounts are expressed in U.S. dollars. For the purpose of reporting executive remuneration paid in 1999, there were four individuals, besides the Chief Executive Officer, employed as an executive officer of the Company during the year who received salary and bonus in excess of Cdn. $100,000 (collectively with the Chief Executive Officer, the "Named Executive Officers"). The aggregate cash compensation paid to the Named Executive Officers by the Company and its subsidiaries for services rendered during 1999 was $492,500.

                          Summary Compensation Table

     The following table sets out a summary of executive compensation for the Named Executive Officers for each of the Company's last three completed fiscal years.

                                                                                  Annual Compensation       Long Term Compensation
                                                                    --------------------------------------  ----------------------
                                                                                              Other         Securities Underlying
                                                                                              Annual            Options/SARs
     Name and Principal Position                     Year            Salary   Bonuses    Compensation/(1)/        Granted #
     ---------------------------                     ----           --------  -------    -----------------  ----------------------
     Robert E. Rigney                                1999           $155,500  $    -     $           -            20,000
     Chief Executive Officer                         1998            184,999       -              5,775           25,000
                                                     1997            127,003    5,000            13,824           12,500

     Bobby J. Fogle                                  1999           $105,500  $    -     $           -            15,000
     Vice President - Finance                        1998            118,333       -              4,535           15,000
                                                     1997             93,274    5,000             6,243           50,000

     Charles R. Erickson/(2)/                        1999           $ 87,500  $    -     $           -                -
     Legal Counsel                                   1998             89,171       -              2,767               -
                                                     1997                 -        -                 -                -

     Philip R. Henry                                 1999           $ 73,500  $    -     $           -            10,000
     Vice President, Corp. Secretary                 1998             76,333       -              2,335            7,500
                                                     1997             75,549    5,000             3,050           20,000

     Shingyi Ho                                      1999           $ 72,000  $    -     $           -            10,000
     Vice President, Beijing                         1998             69,000       -              3,462            6,000
                                                     1997                 -        -                 -            12,500

(1)  Includes car allowances.
(2)  Mr. Erickson was hired in 1998 and left the Company effective October 1999.

Stock Options

     The Company has in effect the 1997 Stock Option Plan (the "Plan") pursuant to which stock options may be granted to full and part-time employees, officers, directors, and consultants of the Company and its subsidiaries, from time to time, as the board of directors of the Company may determine. The Plan allows the granting of only non-qualified stock options. Under the terms of the Plan, there currently remains 285,500 Shares available for issuance out of the 1,000,000 Shares authorized for issuance under the Plan. The terms of options granted under the Plan are determined by the Board of Directors, provided that no option may be granted for a period exceeding 10 years from the date of the grant, or such lesser period of time as permitted, from time to time, by the applicable rules of The Toronto Stock Exchange (the "TSE") and the American Stock Exchange (the "AMEX"). The purchase price of any Shares purchased pursuant to the exercise of any option under the Plan is fixed by the board of directors but may not be less than the lowest purchase price permitted under the rules of the TSE and AMEX. All options granted under the Plan must be in accordance with the policies and procedures of the TSE and AMEX.

     As of December 31, 1999, the Company had granted to the Named Executive Officers pursuant to the Plan, non-qualified stock options which, in the aggregate, represented rights to acquire 253,500 Shares. These options are exercisable at prices ranging from U.S. $.9375 to U.S. $13.16, with a weighted average exercise price of U.S. $8.53. Of the total outstanding options held by the Named Executive Officers, all 253,500 options were exercisable as of December 31, 1999.

Option Exercises and Holdings

     The following table sets forth information with respect to the Named Executive Officers concerning unexercised options held as of December 31, 1999. Of the total outstanding options held by the Named Executive Officers, 55,000 options were "in the money" as of December 31, 1999. Options are "in-the-money" if the market price of a Share exceeds the exercise price of the option.

                    Aggregated Option/SAR Exercises in 1999
                     And Fiscal-Year End Option/SAR Values

                                                           Number of Shares               Value of Unexercised
                                                        Underlying Unexercised                In-The-Money
                                          Aggregate          Options at                       Options at
                           Shares           Value        December 31, 1999 (#)            December 31, 1999 (#)
                                                    ------------------------------- --------------------------------
                    Acquired on Exercise   Realized Exercisable Unexercisable/(1)/    Exercisable  Unexercisable/(1)/
                    --------------------  --------- ----------- ------------------  ------------- ------------------
Robert E. Rigney             -                -        82,500          -                $48,750           -
Bobby J. Fogle               -                -        80,000          -                $36,562           -
Philip R. Henry              -                -        37,500          -                $24,375           -
Shingyi Ho                   -                -        53,500          -                $24,375           -

(1)  All options vest and are exercisable immediately upon grant.

Stock Option Grants

     The following table contains information concerning the grant of stock options during 1999 to the Named Executive Officers under the Company's 1997 Stock Option Plan:

                     Option/SAR Grants in Last Fiscal Year

                                                             Individual Grants                             Grant Date Value
                                   ---------------------------------------------------------------------   ----------------
                                        Number of          % of Total
                                         Shares            Options/SARs
                                       Underlying           Granted to       Exercise or                      Grant Date
                                      Options/SARs          Employees        Base Price       Expiration     Present Value
         Name                       Granted (#)/(1)/     In Fiscal Year     (Cdn.$/Share)        Date         (U.S.$)/(2)/
         ----                      -----------------     --------------     -------------    -----------   ----------------
Robert E. Rigney                       20,000                10.5%              $.9375        10/04/2004        $17,620
Bobby J. Fogle                         15,000                 7.9%              $.9375        10/04/2004        $13,215
Philip R. Henry                        10,000                 5.2%              $.9375        10/04/2004        $ 8,810
Shingyi Ho                             10,000                 5.2%              $.9375        10/04/2004        $ 8,810

______________
(1) The options were granted on October 4, 1999 and became exercisable immediately upon grant.
(2) Estimated present values are based on the Black-Scholes Model, a complicated mathematical formula used to value exchange-traded options. The stock options granted by the Company are long-term and non-transferable, while exchange-traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes Model considers a number of factors, including the expected volatility of the stock, interest rates, and the estimated time period until the exercise of the option. In calculating the grant date present values set forth in the table, the following ranges of assumptions were used: daily volatility for Shares of 161.49%, risk-free rate of return of 6.11% and an estimated time period of 5 years until exercise. In each case, the risk-free rate was based on a 5 year government note as of the grant date and no dividend yield. No adjustments were made for non-transferability or risk of forfeiture. The ultimate value of the option will depend on the future market price of the Company's Shares, which cannot be forecast with reasonable accuracy.

                            EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

     During 1999, the compensation committee of the Company consisted of Messrs. Robert E. Rigney, Paul H. Farrar and James C. Roe with Messrs. Farrar and Roe being independent directors. Mr. Rigney serves as the Chairman of the Board and Chief Executive Officer of the Company and its subsidiaries. To the Company's knowledge, there are no other inter-relationships involving members of the Compensation Committee or other directors of the Company requiring disclosure.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee of the board of directors (the "Committee") is responsible for making recommendations to the board of directors regarding the general compensation policies of the Company, the compensation plans and specific compensation levels for officers and certain other managers. The Committee also administers the Company's stock option and stock compensation plans for all officers, directors, and employees.

     The basic policy adopted by the board of directors is to ensure that salary levels and compensation incentives are designed to attract and retain qualified individuals in key positions commensurate with the level of executive responsibility, the type and scope of the Company's operations, and the Company's financial condition and performance. The overall compensation philosophy is (i) that the Company pay base salaries which are high enough to attract capable people, around the median salaries of comparable companies, (ii) that the main focus of compensation be on long-term incentives,
(iii) that all employees be encouraged to be shareholders, and (iv) that all employees be compensated for team effort more than individual performance. The components of this philosophy consist of (i) competitive base salaries and (ii) stock options for employees.

     Because the Company is in its development stage and does not yet have any material revenues, the Committee has not yet established quantitative criteria on which to base its evaluation of individual executive performance. It is the Committee's intent to change this policy once the Company has revenues from its China properties. In determining both salary and other compensation, the Committee weighs individual performance, the executive's position and responsibility in the organization, the executive's experience and expertise and compensation for comparable positions at comparable companies, Company results, and his or her contributions made to the effectiveness of the management team. The Committee's approach is subjective. It takes into account published salary surveys of other peer exploration and production companies located in Houston and south Texas to determine comparable salaries. In making recommendations, the Committee exercises subjective judgement using no specific weights for these factors and also relies heavily on the recommendations of the Chief Executive Officer with regard to individual performance. With respect to the Chief Executive Officer, the independent members of the Committee review his performance and determine his compensation. This also is a subjective determination.

     Section 162(m) of the Internal Revenue Code. The Compensation Committee does not propose to adopt any particular policy with respect to Section 162(m) of the Internal Revenue Code, which was adopted by Congress in 1993 and limits the deductibility of compensation paid to any individual in excess of $1 million per year. The Company has not paid and does not anticipate paying compensation at these levels, and even including the unrealized value of unexercised stock options granted in any given year, does not believe that these provisions will be relevant to the Company's executive compensation levels for the foreseeable future.

     The foregoing report has been furnished by the following members of the Committee. Mr. Rigney is a current officer of the Company.

                          The Compensation Committee

                            Robert E. Rigney, Chair
                            Paul H. Farrar
                            James C. Roe

Compensation of Directors

     The Company does not have a standard arrangement for the compensation of the directors. Board members are reimbursed for travel and other out-of-pocket expenses incurred in attending board of director meetings. Of the Company's related directors, Robert E. Rigney was awarded options to purchase 20,000 shares, Bobby J. Fogle was awarded options to purchase 15,000 shares and Shingyi Ho was awarded options to purchase 10,000 shares in 1999 under the Company's Stock Option Plan.

Directors' and Officers' Insurance and Indemnification

     The Company purchased liability insurance for the directors and officers of the Company and will pay the premium for such insurance. The by-laws of the Company also provide for the indemnification of the Company's directors and officers from and against any liability and cost in respect of any action or suit against them in connection with the execution of their duties of office, subject to the limitations contained in the Company's governing statute.

                             CORPORATE GOVERNANCE

Statement of Corporate Governance Practices

     This statement of corporate governance practices is made pursuant to the policies and guidelines (the "Guidelines") of the TSE. The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees, and the effectiveness and education of board members.

     The Company's board of directors and senior management considers effective corporate governance to be central to the proper operation of the Company and the interests of its shareholders and other stakeholders. This disclosure statement has been prepared by the Corporate Governance Committee of the board and has been approved by the board of directors.

Mandate of the Board

     The board of directors has explicitly acknowledged responsibility for the management of the business and affairs of, and to act with a view to the best interests of, the Company. The mandate of the board to deal with this responsibility is expressed to include, among other matters:

     (a)  the adoption of a strategic planning process;

     (b) the identification on a regular basis of the principal risks of the Company's business and the establishment of appropriate systems to manage these risks;

     (c) the assessment of management performance, considering succession planning, and taking responsibility for appointing, training and monitoring senior management;

     (d) establishing a policy to facilitate communications with shareholders and others involved with the Company;

     (e) addressing the integrity of the Company's internal control and management information systems; and

     (f) considering, from time to time, matters that pertain to the Company operating in a foreign country or countries.

Board Meetings and Attendance

     The board of directors met four times during the year ended December 31, 1999, including by way of telephone conference. All incumbent directors attended at least 75% of the meetings. The board took all other actions during 1999 by unanimous written consent. In addition, all directors attended at least 75% of all meetings of each of the committees on which they served.


Board Composition and Independence from Management

     The board believes that three of the nominated directors are "unrelated directors" and that the remainder may be considered to be "related directors" within the meaning of the Guidelines. An "unrelated director" under the Guidelines is a director who is independent of management and free from any interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act other than interests arising from shareholding. In defining an "unrelated director", the Guidelines place emphasis on the ability of a director to exercise objective judgement.

     In deciding whether a particular director was a "related director" or an "unrelated director" for purposes of the Guidelines, the board of directors examined the factual circumstances of each director and considered them in the context of other relevant factors. Its determination was made based solely with regard to the language of the Guidelines. The board also concluded that no director would be unable to be sensitive to potential conflicts of interest, to act objectively and to perform his duties in the best interests of the Company.

     To the knowledge of the board of directors, the Company does not have a significant shareholder, as such term is defined in the Guidelines.

     The board has considered the Guidelines' recommendations regarding additional structures or procedures to ensure the board of directors' independence from management and concluded that the existing state was sufficient. All directors are expected to exercise prudent business judgement at all times.

     The current directors are all the same as those elected at the Annual Meeting of Shareholders of the Company held on June 11, 1999. The board has not required a non-management chairman or a "lead director".

     The board has encouraged management to identify opportunities for the Company and expects to assess and respond to risks associated in cooperation with management. These expectations have been met to date.

Decisions Requiring Board Approval

     The board of directors does not have a formal policy setting out which matters must be brought by management to the board for approval. There is a clear understanding between management and the board that all transactions and other matters of a material nature should be presented for consideration and, if appropriate, approval by the board, including the hiring or termination of any member of senior management. It is recognized that, from time to time, it may be appropriate for an individual director, or group of them, to engage an outside advisor at the expense of the Company. Such engagement would be subject to the approval of the board of directors.

Board Committees

     The board of directors has four committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Corporate Governance Committee. The committees and their mandates are outlined below:

          (i) Audit Committee: The Audit Committee is responsible for reviewing the scope and audit plan of the independent auditors' examinations of the Company's financial statements and receiving and reviewing the reports of the independent auditor. The Audit Committee also meets with the independent auditor, conducts internal audits and investigations, receives recommendations or suggestions for changes in accounting procedures and initiates or supervises any special investigations it may choose to undertake. The Audit Committee met four times during 1999 and was comprised of Messrs. Barnes, Farrar and Roe with Mr. Farrar acting as Chairman.

          (ii) Compensation Committee: In 1999, the Compensation Committee was comprised of Messrs. Rigney, Farrar and Roe, with Mr. Rigney acting as its Chairman. The Compensation Committee makes recommendations to the Company's board of directors with respect to the nature and amount of all compensation of the Company's officers, including recommendations on the Company's Stock Option Plan and Stock Compensation Plan. The Compensation Committee met twice during 1999.

          (iii) Finance Committee: The Finance Committee is responsible for making recommendations to the board of directors in connection with, and reporting and coordinating efforts to ensure, financing for the Company's operations. In 1999, the Finance Committee met one time and was comprised of Messrs. Farrar, Roe and Fogle, with Mr. Roe acting as Chairman.

          (iv) Corporate Governance Committee: In 1999, the Corporate Governance Committee was comprised of Messrs. Rigney, Barnes and Farrar, with Mr. Barnes acting as Chairman. The Corporate Governance Committee is responsible for reviewing and determining corporate governance duties and procedures and, where necessary, making recommendations to the board of directors on changes to corporate governance policies and procedures. The Corporate Governance Committee did not meet in 1999.

Shareholder Relations and Feedback

          All inquiries from shareholders and the investment community are referred initially to the Company's Chief Executive Officer, who ensures that the Company provides a satisfactory reply to the inquiry. The Company believes that its communications are sufficient and responsive.

Recruitment of New Directors and Assessment of Board Performance

          The board has not had to identify new board members to recruit in the last two years and has no formalized recruitment process. Further, the board does not formally review individual board members or committee assignments and their respective contributions. Although the Company does not have a formal process of orientation or education for new board members, senior management and the other directors spend a sufficient amount of time with new directors to help them become acquainted with the Company and its operations. This includes reviewing financial reports, projections, budgets, geological data and other related items.

                            PRINCIPAL SHAREHOLDERS

     The following sets forth information, as of February 15, 2000, concerning beneficial ownership of the Shares by: (i) any shareholders known to the Company to beneficially own more than 5% of the issued and outstanding Shares, and (ii) all current executive officers, directors, and director nominees individually and as a group. Except as otherwise indicated and except for those Shares that are listed as being beneficially owned by more than one shareholder, each shareholder identified in the table has sole voting and investment power with respect to their Shares.

     Unless otherwise indicated, the beneficial owners of more than 5% of Shares information is based on Schedule 13G Reports filed with the SEC and the records of the Company.

                                                                         Shares of Common Stock
                                                                         Beneficially Owned at
                                                                         February 15, 2000/(1)/
                                                                        -----------------------
                                                                                    Percent of
                                                                                       Class
Name of Person or Group                           Position                Number    Outstanding
-----------------------                    -----------------------      ----------  -----------
Robert E. Rigney                           Chairman of the Board
  8 Greenway Plaza, Suite 910              Chief Executive Officer      649,539        7.2%
  Houston, Texas 77046

Fred A. Tietz                              President                     56,079          *

Bobby J. Fogle                             Vice-President Finance,
                                           Director                     102,066        1.1%

Philip R. Henry                            Vice-President                80,632          *

Paul H. Farrar                             Director                      78,901          *

Shingyi Ho                                 Vice President,
                                           Director                     216,219        2.4%

Ben F. Barnes                              Director, Sino-American      159,494        1.8%

James C. Roe                               Director                     119,031        1.3%

All of the executive officers
   and directors as a group (9 persons)                               1,399,461       13.6%

State Street Research & Management Company                              479,400/(2)/   5.4%
   One Financial Center, 30th Floor
   Boston, MA 02111-2690

Filland International Ltd.                                              600,000/(3)/   6.8%
   19th Floor Evergo House
   38 Gloucester Road
   Wanchai, Hong Kong

(1) Unless otherwise indicated in the footnotes below, the number of Shares held and the percent outstanding are as of February 15, 2000 and the persons named have sole voting and investment power over the number of Shares beneficially owned by them. The table includes the following shares that were acquirable within 60 days following February 15, 2000 by exercise of options granted under the Company's stock option plans: Mr. Robert E. Rigney - 82,500; Mr. Frederic A. Tietz - 42,500; Mr. Bobby J. Fogle - 80,000; Mr. Philip R. Henry - 37,500; Mr. Paul H. Farrar - 63,400; Mr. Shingyi Ho - 53,500; Mr. Ben F. Barnes - 19,200; and Mr. James C. Roe - 63,400.
(2) Based on a Schedule 13G dated February 11, 1999 filed with the SEC, State Street Research & Management Company, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, is deemed to be the beneficial owner of 479,400 Shares as a result of acting as an investment advisor to several clients.
(3) Based on Company records only as Filland is a foreign corporation not subject to SEC filing requirements.
*    Less than 1%.



                       EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are appointed annually by the board of directors. Information regarding Robert E. Rigney, Chief Executive Officer and Chairman of the Board; Bobby J. Fogle, Vice President Finance; and Shingyi Ho, Vice President, is set forth above under "Directors of the Company." Set forth below is certain information as of the date hereof, concerning the other executive officers of the Company.

     Frederic A. Tietz, 68, has served as President of the Company and Sino-American since 1996. From 1991 to 1996, Mr. Tietz worked as an independent consultant to McDermott International and Axem Resources. Mr. Tietz is a Certified Petroleum Geologist and has over 35 years of oil and gas exploration and production experience including serving as President of Monsanto Oil Company and as President of BHP Petroleum (Americas) Inc.

     Philip R. Henry, 46, joined the Company in 1996 serving as Vice-President, Operations of the Company and Vice-President of Sino-American. Mr. Henry was a partner with Klenda Financial Services, Inc., a financial services company based in Denver, Colorado, from 1988 until 1996.

                            SHARE PERFORMANCE GRAPH

     The following graph illustrates changes over the three year period ended December 31, 1999 in cumulative total shareholder return, assuming an initial investment of $100 on December 31, 1996 measured against the cumulative total return of the TSE 300 Index and the TSE Oil and Gas Index. Since the Company has only been traded on the AMEX since June 24, 1998, the Company used the share performance on the TSE for its comparison.

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------------------------
                    12/12/96         12/31/96         12/31/97         12/31/98         12/31/99
                 ---------------------------------------------------------------------------------
     PDR              100              100               96                6               39
     TSE 300          100              104              119              117              155
     TSE O&G          100              106              110               77               98
--------------------------------------------------------------------------------------------------

ITEM B: REAPPOINTMENT OF AUDITOR

     Unless otherwise directed, it is management's intention to vote the proxies FOR the resolution to reappoint Arthur Andersen LLP, Houston, Texas, to serve as auditor of Pendaries until the next annual meeting of the shareholders and to authorize the directors to fix the auditors' remuneration. Arthur

Andersen has been Pendaries' auditors since 1996. A representative from Arthur Andersen will be present at this year's meeting of shareholders and is expected to be available to respond to appropriate questions.

                 OTHER BUSINESS TO BE CONDUCTED AT THE MEETING

Receipt of the Consolidated Financial Statements and Auditors' Report

     At the Meeting, shareholders will receive and consider the consolidated financial statements of Pendaries for the year ended December 31, 1999 and the auditors' report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals for the 2001 Annual Meeting must be submitted in writing to Phil Henry and received by the Company no later than December 5, 2000 in order to have the proposal included in the Company's proxy materials for that meeting. Any shareholder proposal submitted other than for inclusion in the Company's proxy materials must be delivered to the Company no later than January 22, 2001, or such proposal will be considered untimely. If a shareholder proposal is received after January 22, 2001, the persons voting the proxies may vote in their discretion as to the proposal off of the shares for which they have received proxies for the 2001 Annual Meeting.

                                 OTHER MATTERS

     Management knows of no amendment or other matters to come before the Meeting other than the matters referred to in the Notice of Annual Meeting. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter at the discretion of the person or persons voting the proxy.

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent (5%) of the Shares is based upon information contained in reports filed by such owner with the SEC.

     THE COMPANY HAS PROVIDED TO EACH PERSON WHOSE PROXY IS SOLICITED HEREBY A COPY OF THE CORPORATION'S 1999 ANNUAL REPORT WHICH INCLUDES A COPY OF ITS ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) TO THE SEC FOR THE YEAR ENDED DECEMBER 31, 1999. YOU MAY REQUEST A COPY OF ANY EXHIBIT TO THE FORM 10-K LISTED IN ITEM
14.3. OF THE FORM 10-K BY WRITING TO PHIL HENRY AT THE COMPANY. YOU WILL BE RESPONSIBLE FOR THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Philip R. Henry
                              Philip R. Henry
                              Corporate Secretary

Houston, Texas
March 10, 2000

                           PENDARIES PETROLEUM LTD.

                         PROXY SOLICITED BY MANAGEMENT

For use at the Annual Meeting of Shareholders to be held on Friday, the 14/th/
                              day of April, 2000

The undersigned holder of common shares of Pendaries Petroleum Ltd. (the "Company") hereby nominates and appoints ROBERT E. RIGNEY, Chairman of the board of directors and Chief Executive Officer of the Company, or failing him, PHILIP
R. HENRY, Vice-President of the Company, or instead of either of the foregoing, ____________________________________ as the true and lawful attorney and proxy of the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Friday, the 14/th/ of April, 2000 (the "Meeting") at 9:00 a.m. (Houston time), at The Houston City Club, One City Club Drive, Nine Greenway Plaza, Houston, Texas 77046 to the extent and with the same power as if the undersigned were present at the Meeting or at such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the proxy designated above is specifically directed, on any ballot that may be called for, to vote the common shares registered in the name of the undersigned as specified below (see Note
1):

(a)  VOTE FOR [_]; AGAINST [_] or ABSTAIN [_] (if no specification is made, VOTE
     FOR) the resolution, if proposed at the Meeting, permitting two or more director nominees to be elected by a single resolution and vote as opposed to electing each director nominee by way of a separate resolution and vote;

(b) Election of Directors - The undersigned casts the number of votes equal to the number of common shares held by the undersigned multiplied by 6: The distribution of votes among the nominees is as indicted below. A vote in favor of the election of more than one nominee without an indication as to how the votes are to be distributed among the nominees shall mean that the votes are to be distributed equally among all nominees voted for by the undersigned. If no specification is made for any nominee, it shall mean that the proxy nominees are instructed to vote FOR all of the following nominees with the votes distributed equally among all nominees;

     Nominee             Vote                                    Nominee             Vote
     -------             ----                                    -------             ----
     Robert E. Rigney    ________ FOR ________ WITHHOLD          Bobby J. Fogle      ________ FOR ________ WITHHOLD
     Ben F. Barnes       ________ FOR ________ WITHHOLD          Shingyi Ho          ________ FOR ________ WITHHOLD
     Paul H. Farrar      ________ FOR ________ WITHHOLD          James C. Roe        ________ FOR ________ WITHHOLD

(c)  VOTE FOR [_]; AGAINST [_] or ABSTAIN [_] (if no specification is made, VOTE
     FOR) the reappointment of Arthur Andersen LLP as auditor of the Company and authorize the directors to fix the auditor's remuneration;

all as described in the Proxy Statement of the Company delivered to the shareholders of the Company in connection with the Meeting.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of the Meeting are proposed at the Meeting or any adjournment or adjournments thereof or if any other matters which are not now known to management of the Company should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the proxy nominee to vote on such amendments or variations of such other matters in the discretion of the proxy nominee.

This proxy is solicited on behalf of management of the Company. Shareholders of the Company have the right to appoint a person other than the nominees designated above to attend and act on their behalf at the Meeting and may exercise such right by inserting the name of their nominee in the blank space provided for that purpose above or by completing another proper form of proxy and, in either case, by returning the completed proxy to the Company's registrar and transfer agent, CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9 not less than 48 hours prior to the Meeting or any adjournment thereof.

DATED the _____ day of ____________, 2000.            ________________________________    ______________________________
                                                      Signature of Shareholder            Name of Shareholder
                                                                                          (Please Print)

NOTES:
1. The shares represented by this proxy will be voted or withheld from voting on any ballot that may be called for in accordance with the foregoing directions and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the event that no specification has been made with respect to voting FOR, AGAINST or to WITHHOLD from voting in respect of any of the resolutions described above, the proxy is instructed to vote the shares represented by the proxy FOR such resolutions.

2. This proxy form must be signed and dated by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by any officer or attorney of the corporation duly authorized. If the proxy form is not dated in the space provided, it is deemed to be dated on the date on which it is mailed by Company.